UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A/A

Amendment No. 1

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

Med BioGene Inc.

(Exact name of registrant specified in its charter)

British Columbia	Not Applicable
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 – 2386 East Mall, Vancouver, British Columbia	V6T 1Z3
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered
Common Shares (including the Common Share Purchase Rights attached thereto)	The NASDAQ Stock Market LLC

If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.  ☒

If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.  ☐

Securities Act registration statement file number to which this Form relates: 333-164050

Securities to be registered pursuant to Section 12(g) of the Act: None

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.	Description of Registrant’s Securities to be Registered.

This Form 8-A/A is being filed for the purpose of revising the title of each class of securities to be registered on the cover to identify the common share purchase rights as attached to the common shares and not a separate class of securities to be registered, and amends the previously filed Form 8-A in it’s entirety.

The securities to be registered hereby are the common shares of Med BioGene Inc. (the “Company”) and the common share purchase rights associated with such common shares pursuant to the Shareholder Rights Plan Agreement dated January 15, 2010 between the Company and Computershare Investor Services Inc. The description of the common shares and common share purchase rights contained in the section entitled “Description of Capital Stock” in the Prospectus included in the Company’s Registration Statement on Form F-1 (File No. 333-164050), filed with the Securities and Exchange Commission on December 28, 2009, as amended from time to time (the “Registration Statement”), is hereby incorporated by reference herein. Any form of prospectus or prospectus supplement to the Registration Statement that includes such descriptions and that are subsequently filed are hereby also incorporated by reference herein.

Item 2.	Exhibits.

The following exhibits to this Registration Statement have been filed as exhibits to the Company’s Registration Statement on Form F-1 (File No. 333-164050) and are hereby incorporated herein by reference:

3.1(1)	Notice of Articles.

3.2(2)	Articles of Registrant.

4.1(3)	Specimen of Registrant’s Common Share Certificate.

4.2(4)	Form of Warrant issued to investors on June 1 and June 29, 2007.

4.3(5)	Form of Warrant issued to agents on June 1 and June 29, 2007.

4.4(6)	Form of Warrant issued to investors on August 7 and September 18, 2008.

4.5(7)	Form of Warrant issued to agents on August 7 and September 18, 2008.

4.6(8)	Form of Warrant issued to investors and agents on June 5, June 25 and October 8, 2009.

4.7(9)	Form of Warrant issued to investors and agents on December 24, 2009.

4.8(10)	Form of Warrant to be granted to the Representative.

4.9(11)	Escrow Agreement dated August 31, 2007 by and among Berkeley Capital Corp. II, Equity Transfer & Trust Company and certain shareholders of Berkeley Capital Corp. II, including Assignment Agreement dated June 5, 2009 by and among the Registrant, Berkeley Capital Corp. II, Equity Transfer & Trust Company and those shareholders now holding escrowed shares of Registrant.

4.10(12)	Escrow Agreement dated February 6, 2007 by and among SEP Capital Corporation, Computershare Investors Services Inc. and certain shareholders of SEP Capital Corporation, including Assignment Agreement dated September 11, 2009 by and among the Registrant, SEP Capital Corporation, Computershare Investors Services Inc. and those shareholders now holding escrowed shares of Registrant.

4.11(13)	Shareholders Rights Plan Agreement dated January 15, 2010 between Registrant and Computershare Investor Services Inc.

(1)	Incorporated by reference to Exhibit 3.1 to the Registrant’s Registration Statement on Form F-1, File No. 333-164050, filed with the Securities Exchange Commission on February 16, 2010.
(2)	Incorporated by reference to Exhibit 3.2 to the Registrant’s Registration Statement on Form F-1, File No. 333-164050, filed with the Securities Exchange Commission on February 16, 2010.
(3)	Incorporated by reference to Exhibit 4.1 to the Registrant’s Registration Statement on Form F-1, File No. 333-164050, filed with the Securities Exchange Commission on March 19, 2010.

(4)	Incorporated by reference to Exhibit 4.2 to the Registrant’s Registration Statement on Form F-1, File No. 333-164050, filed with the Securities Exchange Commission on February 16, 2010.
(5)	Incorporated by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form F-1, File No. 333-164050, filed with the Securities Exchange Commission on December 28, 2009.
(6)	Incorporated by reference to Exhibit 4.4 to the Registrant’s Registration Statement on Form F-1, File No. 333-164050, filed with the Securities Exchange Commission on December 28, 2009.
(7)	Incorporated by reference to Exhibit 4.5 to the Registrant’s Registration Statement on Form F-1, File No. 333-164050, filed with the Securities Exchange Commission on December 28, 2009.
(8)	Incorporated by reference to Exhibit 4.6 to the Registrant’s Registration Statement on Form F-1, File No. 333-164050, filed with the Securities Exchange Commission on December 28, 2009.
(9)	Incorporated by reference to Exhibit 4.7 to the Registrant’s Registration Statement on Form F-1, File No. 333-164050, filed with the Securities Exchange Commission on December 28, 2009.
(10)	Incorporated by reference to Exhibit 4.8 to the Registrant’s Registration Statement on Form F-1, File No. 333-164050, filed with the Securities Exchange Commission on February 16, 2010.
(11)	Incorporated by reference to Exhibit 4.9 to the Registrant’s Registration Statement on Form F-1, File No. 333-164050, filed with the Securities Exchange Commission on February 16, 2010.
(12)	Incorporated by reference to Exhibit 4.10 to the Registrant’s Registration Statement on Form F-1, File No. 333-164050, filed with the Securities Exchange Commission on February 16, 2010.
(13)	Incorporated by reference to Exhibit 4.11 to the Registrant’s Registration Statement on Form F-1, File No. 333-164050, filed with the Securities Exchange Commission on February 16, 2010.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

MED BIOGENE INC.

Date: June 22, 2010	By:	/S/ ERINN B. BROSHKO
Erinn B. Broshko
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1(1)	Notice of Articles.

3.2(2)	Articles of Registrant.

4.1(3)	Specimen of Registrant’s Common Share Certificate.

4.2(4)	Form of Warrant issued to investors on June 1 and June 29, 2007.

4.3(5)	Form of Warrant issued to agents on June 1 and June 29, 2007.

4.4(6)	Form of Warrant issued to investors on August 7 and September 18, 2008.

4.5(7)	Form of Warrant issued to agents on August 7 and September 18, 2008.

4.6(8)	Form of Warrant issued to investors and agents on June 5, June 25 and October 8, 2009.

4.7(9)	Form of Warrant issued to investors and agents on December 24, 2009.

4.8(10)	Form of Warrant to be granted to the Representative.

4.9(11)	Escrow Agreement dated August 31, 2007 by and among Berkeley Capital Corp. II, Equity Transfer & Trust Company and certain shareholders of Berkeley Capital Corp. II, including Assignment Agreement dated June 5, 2009 by and among the Registrant, Berkeley Capital Corp. II, Equity Transfer & Trust Company and those shareholders now holding escrowed shares of Registrant.

4.10(12)	Escrow Agreement dated February 6, 2007 by and among SEP Capital Corporation, Computershare Investors Services Inc. and certain shareholders of SEP Capital Corporation, including Assignment Agreement dated September 11, 2009 by and among the Registrant, SEP Capital Corporation, Computershare Investors Services Inc. and those shareholders now holding escrowed shares of Registrant.

4.11(13)	Shareholders Rights Plan Agreement dated January 15, 2010 between Registrant and Computershare Investor Services Inc.

(1)	Incorporated by reference to Exhibit 3.1 to the Registrant’s Registration Statement on Form F-1, File No. 333-164050, filed with the Securities Exchange Commission on February 16, 2010.
(2)	Incorporated by reference to Exhibit 3.2 to the Registrant’s Registration Statement on Form F-1, File No. 333-164050, filed with the Securities Exchange Commission on February 16, 2010.
(3)	Incorporated by reference to Exhibit 4.1 to the Registrant’s Registration Statement on Form F-1, File No. 333-164050, filed with the Securities Exchange Commission on March 19, 2010.
(4)	Incorporated by reference to Exhibit 4.2 to the Registrant’s Registration Statement on Form F-1, File No. 333-164050, filed with the Securities Exchange Commission on February 16, 2010.
(5)	Incorporated by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form F-1, File No. 333-164050, filed with the Securities Exchange Commission on December 28, 2009.
(6)	Incorporated by reference to Exhibit 4.4 to the Registrant’s Registration Statement on Form F-1, File No. 333-164050, filed with the Securities Exchange Commission on December 28, 2009.
(7)	Incorporated by reference to Exhibit 4.5 to the Registrant’s Registration Statement on Form F-1, File No. 333-164050, filed with the Securities Exchange Commission on December 28, 2009.
(8)	Incorporated by reference to Exhibit 4.6 to the Registrant’s Registration Statement on Form F-1, File No. 333-164050, filed with the Securities Exchange Commission on December 28, 2009.
(9)	Incorporated by reference to Exhibit 4.7 to the Registrant’s Registration Statement on Form F-1, File No. 333-164050, filed with the Securities Exchange Commission on December 28, 2009.
(10)	Incorporated by reference to Exhibit 4.8 to the Registrant’s Registration Statement on Form F-1, File No. 333-164050, filed with the Securities Exchange Commission on February 16, 2010.
(11)	Incorporated by reference to Exhibit 4.9 to the Registrant’s Registration Statement on Form F-1, File No. 333-164050, filed with the Securities Exchange Commission on February 16, 2010.

(12)	Incorporated by reference to Exhibit 4.10 to the Registrant’s Registration Statement on Form F-1, File No. 333-164050, filed with the Securities Exchange Commission on February 16, 2010.
(13)	Incorporated by reference to Exhibit 4.11 to the Registrant’s Registration Statement on Form F-1, File No. 333-164050, filed with the Securities Exchange Commission on February 16, 2010.